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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): December 4, 2001



                            ELECTRIC FUEL CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                       0-23336                 95-4302784
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



   632 Broadway, Suite 301, New York, New York              10012
     (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (212) 529-9200




          (Former name or former address, if changed since last report)



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                               Page 1 of 12 Pages
                         Exhibit Index appears on Page 3

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Item 5.           Other Events

         On December 5, 2001 we will issue and sell to Vertical International Limited, for an aggregate purchase price of $2,000,000, 1,190,476 shares of our common stock, $.01 par value per share, at a purchase price per share of $1.87, less a discount of 10%.

         In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-63514), which Registration Statement was declared effective by the Commission on July 20, 2001, and which Registration Statement contains our prospectus dated July 20, 2001, as supplemented by our prospectus supplement dated December 4, 2001, we are filing the opinion of Harris Beach LLP as Exhibit 5.1 to the Registration Statement.

         The opinion of Harris Beach LLP filed as Exhbit 5.1 herewith relates to the validity of the shares of Common Stock sold by us pursuant to the prospectus supplement dated December 4, 2001.

         Following the offering described above, Electric Fuel will have 28,802,910 shares of common stock outstanding, compared to 27,612,434 shares before the offering.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

  Exhibit
  Number                   Description
  ------                   -----------

    4.1.......Securities Purchase Agreement dated as of December 4, 2001

    5.1.......Legal Opinion of Harris Beach LLP

   23.1.......Consent of Harris Beach LLP (contained in the opinion filed as
              Exhibit 5.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ELECTRIC FUEL CORPORATION
                                                (Registrant)

                                          By:        /s/ Robert S. Ehrlich
                                             -----------------------------------
                                             Name:   Robert S. Ehrlich
                                             Title:  Chairman of the Board and
                                             Chief Financial Officer


Dated:   December 4, 2001



                                       2

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                                 EXHIBIT INDEX

         The following exhibits are filed with the Current Report on Form 8-K.

  Exhibit
  Number                   Description
  ------                   -----------
   4.1.......Securities Purchase Agreement dated as of December 4, 2001

   5.1.......Legal Opinion of Harris Beach LLP

  23.1.......Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.1)